EXHIBIT 10-A-30










                               SERVICE AGREEMENT

                                    between

                     TEXAS EASTERN TRANSMISSION CORPORATION

                                      and

             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED





                                     DATED

                                October 30, 1995

                                                             Contract #:  800513

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

         This Service Agreement, made and entered into this 30th day of October, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC. (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

         WHEREAS, Customer, Pipeline, and certain other parties are signatory parties to a Joint Stipulation and Agreement ("Settlement"), which was filed with the Federal Energy Regulatory Commission ("Commission") in Docket Nos. CP94-6, et al., and CP94-89, et al., and approved by the Commission on May 31, 1995 (71 F.E.R.C. P. 61, 244 (1995)); and

         WHEREAS, pursuant to the Settlement, Rochester Gas & Electric Corporation ("RG&E") agreed to permanently assign, and Customer agreed to take permanent assignment of, certain of RG&E's firm capacity entitlements on Pipeline; and

         WHEREAS, to effectuate the permanent assignment to Customer of certain of RG&E's firm capacity entitlements pursuant to the Settlement Customer entered into a permanent capacity release transaction as reflected on the Addendum dated October 6, 1995, ("Addendum") to Customer's Capacity Release Umbrella Agreement (Pipeline's Contract No. 900264); and

         WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede the Addendum and to reflect that Customer has taken permanent assignment of the capacity specified in the Addendum as provided for in the Settlement;


         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

     Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

     Maximum Daily Quantity (MDQ)        8,186 dth

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)



     Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

    In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                               TERM OF AGREEMENT

     The term of this Service Agreement shall commence on November 1, 1995 and shall continue in force and effect until October 31, 2000 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to
Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

     THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

     Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.
                                   ARTICLE III

                                  RATE SCHEDULE

     This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

     Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

     Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the service agreement as specified in

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


     Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

     The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement.

Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

     Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the
Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)



                                   ARTICLE VI

                                    ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certi fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

         (a) Pipeline:   Texas Eastern Transmission Corporation
                         5400 Westheimer Court
                         Houston, Texas  77056-5310


         (b) Customer:   PUBLIC SERVICE COMPANY OF
                         NORTH CAROLINA, INC.
                         400 COX ROAD
                         P.O. BOX 1398
                         GASTONIA, NC  28053


or such other address as either party shall designate by formal written notice.


                                   ARTICLE VII

                                   ASSIGNMENTS

     Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


     To the extent Customer so desires,  when it releases  capacity  pursuant to
Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

     The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

     This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

     This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:
                                      NONE

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.
                                   TEXAS EASTERN TRANSMISSION CORPORATION



                                   By s\ Robert B. Evans
                                         Vice President



ATTEST:



s\ Robert W. Reed
   Corporate Secretary



                                   PUBLIC SERVICE COMPANY OF
                                   NORTH CAROLINA, INC.



                                   By s\ Franklin H. Yoho




ATTEST:



s\ J. Paul Douglas

                                                                Contract #800513


           EXHIBIT A, TRANSPORATION PATH FOR BILLING PURPOSES DATED ,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
          PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC. ("Customer"),
                             DATED OCTOBER 30, 1995

(1)      Customer's firm Point(s) of Receipt:

                                              Maximum Daily
                                                 Receipt
                                             Obligation (plus         Measurement
Point of                                        Applicable             Responsi-
Receipt        Description                   Shrinkage) (dth)           bilities                Owner        Operator
- - --------       -----------                   ----------------         ----------                ------       --------

70028     SOUTHERN NATURAL (FROM T.E.) -            22  *             TX EAST TRAN              TX EAST      SOTHN NAT GS
          KOSCIUSKO, MS (TO T ATTALA CO.,                                                        TRAN
          MS

70217     UNITED GAS KOSCIUSKO, MS ATTALA          496  *             UNIT GAS PL              UNIT GAS      UNIT GAS PL
          CO., MS                                                                                 PL

*        Included in Firm Receipt Point Entitlements as set forth in Section 14 of Pipeline's General
         Terms and Conditions at the Kosciusko, Mississippi Point of Receipt.
(2)      Customer  shall have  Pipeline's  Master  Receipt Point List  ("MRPL").
         Customer hereby agrees that Pipeline's MRPL as revised and published by
         Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                          Transportation
          Transportation Path           Path Quantity (Dth/D)
          -------------------           ---------------------
          M1 to M2                           8,186




SIGNED FOR IDENTIFICATION

PIPELINE:   s\ Robert B. Evans

CUSTOMER:   s\ Franklin H. Yoho

SUPERSEDES EXHIBIT A DATED:  _________


                                                                A-1



                                                              Contract #: 800513


            EXHIBIT B, POINT(S) OF DELIVERY, DATED OCTOBER 30, 1995
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
          PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC. ("Customer"),
                             DATED OCTOBER 30, 1995:


                                        Maximum
                                        Daily                                        Measurement
     Point of                           Delivery       Delivery Pressure             Responsi-
     Delivery        Description        Obligation         Obligation                bilities            Owner         Operator
     --------        -----------        ----------     -----------------             -----------         -----         --------
                                           (dth)
1.   70004     CNG TRANSMISSION -                     As provided in Section 6       TX EAST TRAN        TX EAST       TX EAST
               CLARINGTON, OH  MONROE                 of the General Terms and                           TRAN          TRAN
               CO., OH                                Conditions of Pipeline's
                                                      FERC Gas Tariff

2.   70051     CNG TRANSMISSION -                     As provided in Section 6       TX EAST TRAN        TX EAST       CNG TRANS
               SOMERSET, PA  SOMERSET                 of the General Terms and                           TRAN
               CO., PA                                Conditions of Pipeline's
                                                      FERC Gas Tariff

3.   70372     CNG TRANSMISSION -                     At the operating pressure      TX EAST TRAN        TX EAST       CNG TRANS
               MOUNDSVILLE, WV  MARSHALL              existing at the point of                           TRAN
               CO., WV                                delivery

4.   70450     CNG TRANSMISSION -                     At the operating pressure      TX EAST TRAN        TX EAST       CNG TRANS
               SUMMERFIELD,OH  NOBLE                  existing at the Point of                           TRAN
               CO., OH                                Delivery

5.   70471     CNG TRANSMISSON -                      200 pounds per square          TX EAST TRAN        TX EAST       CNG TRANS
               WOODSFIELD, OH  MONROE                 inch gauge                                         TRAN
               CO., OH

6.   70983     CNG TRANSMISSION -                     300 pounds per square          CNG TRANS           CNG           CNG TRANS
               POWHATAN POINT, OH                     inch gauge                                         TRANS
               MONROE CO., OH

7.   72533     DAMSON (PEOPLES) MM -                  At the operating pressure      PEOPLES             PEOPLES       DAMSON
               SOMERSET, PA  SOMERSET                 existing at the Point of       NG(PA)              NG(PA)          OIL
               CO., PA                                Delivery



                                       B-1




                                        Maximum
                                        Daily                                        Measurement
     Point of                           Delivery       Delivery Pressure             Responsi-
     Delivery         Description       Obligation     Obligation                    bilities            Owner         Operator
     --------         -----------       ----------     ---------------------         -----------         -----         --------
                                           (dth)

8.   75037     CNG                                     As provided in Section 6      TX EAST TRAN        TX EAST       CNG TRANS
               TRANSMISSION-WAYNESBURG,                of the General Terms and                          TRAN
               PA(D70037) GREENE CO., PA               Conditions of Pipeline's
                                                       FERC Gas Tariff

9.   75082     TETCO - OAKFORD STORAGE,                575 pounds per square         CNG TRANS           TX EAST       CNG TRANS
               PA-(D70082/R76082)                      inch gauge                                        TRAN
               WESTMORELAND CO., PA

10.  79921     COMPRESSOR STATION 21A                  At any pressure provided      TX EAST TRAN        TX EAST       CNG TRANS
               (UNIONTOWN)  FAYETTE CO.,               by Texas Eastern not to                           TRAN
               PA                                      exceed 1,000 pounds per
                                                       square inch gauge

11.  79870     CNG - PUBLIC SERVICE          8,186     N/A                           N/A                 N/A           N/A
               COMPANY OF N.C. FOR
               NOMINATION PURPOSES

provided, however, that all service under this Service Agreement shall be within the limitations set forth in the Dispatching Agreement dated October 6, 1993 between Pipeline, Customer and CNG Transmission Corporation.







SIGNED FOR IDENTIFICATION:

PIPELINE: s\ Robert B. Evans

CUSTOMER: s\ Franklin H. Yoho

SUPERSEDES EXHIBIT B DATED __________

                                       B-2




                                                              Contract #: 800513


    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
   DATED OCTOBER 30, 1995, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND PUBLIC SERVICE
     COMPANY OF NORTH CAROLINA, INC. ("CUSTOMER"), DATED OCTOBER 30, 1995:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To



FROM      STX  ETX  WLA  ELA    M1-24     M1-30     M1-TXG    M1-TGC    M2-24     M2-30    M2-TXG     M2-TGC    M2   M3
STX                                                              217
ETX                               924                  329
WLA                                                    100       217
ELA                                        6523
M1-24                                                                     924
M1-30                                                                              6523
M1-TXG                                                                                        429
M1-TGC                                                                                                  435
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3

                                                                                                                 800513

                                       C-1




                              EXHIBIT C (Continued)
                 PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To



FROM      STX  ETX  WLA  ELA    M1-24     M1-30     M1-TXG    M1-TGC    M2-24     M2-30    M2-TXG     M2-TGC    M2   M3
STX
ETX
WLA
ELA
M1-24                                                                     924
M1-30                                                                             6523
M1-TXG                                                                                        429
M1-TGC                                                                                                  435
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3


SIGNED FOR IDENTIFICATION:

PIPELINE:s\ Robert B. Evans

CUSTOMER:s\ Franklin H. Yoho

SUPERCEDES EXHIBIT C DATED



                                      C-2